UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 25, 2007
AFC Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606

(Commission File Number)	(IRS Employer Identification No.)

5555 Glenridge Connector, NE, Suite 300, Atlanta, Georgia	30342

(Address of Principal Executive Offices)	(Zip Code)
(404) 459-4450
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 25, 2007, AFC Enterprises, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to the Second Amended and Restated Credit Agreement, dated as of May 11, 2005, as amended by the First Amendment to the Credit Agreement, dated as of April 14, 2006 among the Company, JPMorgan Chase Bank, N.A. and the Lenders party thereto (the “2005 Credit Facility”).
     The Second Amendment creates a new, separate and independent basket of $40,000,000 with which the Company may repurchase its common stock, options, warrants or rights to purchase or acquire its own common stock, in addition to the stock repurchase rights that are currently permitted from Consolidated Excess Cash Flow (as defined in the 2005 Credit Facility). This basket is not subject to financial covenants.
     The Second Amendment also provides an additional $5,000,000 with which the Company may repurchase its common stock, options, warrants or rights to purchase or acquire its own common stock if, at the time the Company makes such a stock repurchase and after giving effect to such repurchase, the Total Leverage Ratio of Borrower (as defined in the 2005 Credit Facility) is less than 3:1 but greater than 2:1.
     In addition, the Second Amendment modifies the definition of Consolidated Excess Cash Flow under the 2005 Credit Facility so that voluntary repayments of term debt made after the Company’s 2006 fiscal year end will not reduce the amount of Consolidated Excess Cash Flow, resulting in a larger amount available for stock repurchases and dividends. A corresponding credit for such voluntary repayments will be applied to the mandatory payment covenant calculation to offset the increase in the amount of Consolidated Excess Cash Flow.
     Finally, the Second Amendment includes other changes to the 2005 Credit Facility to make the description of taxes used in a financial covenant consistent with other descriptions and to modify the notice provision.
     A copy of the Second Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
     The Company issued a press release on April 30, 2007 announcing the amendment to the 2005 Credit Facility a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Second Amendment to the Second Amended and Restated Credit Agreement, dated as of April 25, 2007.

99.1	Press Release dated April 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.
Date: April 30, 2007	By:	/s/ Harold M. Cohen
Harold M. Cohen
Senior Vice President, General Counsel and Corporate Secretary